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                                                                   EXHIBIT 99.3

                                VOTING AGREEMENT

         VOTING AGREEMENT (this "AGREEMENT") dated as of October 1, 2001, by and among Medicis Pharmaceutical Corporation, a Delaware corporation ("PARENT"), MPC Merger Corp., a Delaware corporation and wholly owned subsidiary of Parent ("MERGER SUB"), FS Private Investments LLC, a Delaware limited liability company ("FS PRIVATE"), Furman Selz Investors II L.P., a Delaware limited partnership ("FS II"), FS Employee Investors LLC, a Delaware limited liability company ("FS EMPLOYEE"), FS Ascent Investments LLC, a Delaware limited liability company ("FS ASCENT"), and FS Parallel Fund L.P., a Delaware limited partnership ("FS PARALLEL," together with FS Private, FS II, FS Employee and FS Ascent, each a "STOCKHOLDER" and collectively the "STOCKHOLDERS").

         WHEREAS, each Stockholder desires that Parent, Merger Sub and Ascent Pediatrics, Inc., a Delaware corporation (the "COMPANY"), enter into an Agreement and Plan of Merger dated the date hereof (the "MERGER AGREEMENT"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Merger Sub with and into the Company (the "MERGER") upon the terms and subject to the conditions set forth in the Merger Agreement; and

         WHEREAS, each Stockholder and the Company are executing this Agreement as an inducement to Parent and Merger Sub to enter into and execute the Merger Agreement.

         NOW, THEREFORE, in consideration of the execution and delivery by Parent and Merger Sub of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

         1.       Representations and Warranties.

         (a) Each Stockholder severally represents and warrants to Parent and Merger Sub as follows:

                  (i) Such Stockholder is the record and beneficial owner of (A) the number of depositary shares ("DEPOSITARY SHARES") issued pursuant to that certain depositary agreement (the "DEPOSITARY AGREEMENT") dated February 16, 1999 by and among the Company, State Street Bank and Trust Company and Alpharma USPD, Inc., each such Depositary Share evidencing one share of Company common stock, par value $0.00004 per share, of the Company (the "COMPANY COMMON STOCK") and (B) the number of shares of Series H Preferred Stock, par value $0.01 (the "SERIES H PREFERRED STOCK"), set forth opposite such Stockholder's name on SCHEDULE A hereto (such Depositary Shares and Series H Preferred Stock, together with any other Depositary Shares, Series H Preferred Stock or other capital stock of the Company acquired after the date hereof (including through the distribution of depositary property pursuant to the Depositary Agreement, the conversion of convertible securities or the exercise of any stock options, warrants or similar instruments) being collectively referred to herein as the "SUBJECT


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         SHARES"). The Subject Shares constitute the only shares, with respect to which such Stockholder is the record or beneficial owner, of Depositary Shares, Series H Preferred Stock or other capital stock of the Company or options, warrants or other rights (whether or not contingent) to acquire such shares of capital stock of the Company that are or may be entitled to vote on the Merger or the Merger Agreement at any meeting of stockholders of the Company called to vote upon the Merger or the Merger Agreement. Such Stockholder has the sole right to vote and Transfer (as defined below in SECTION 4(a) below) the Subject Shares set forth opposite its name on SCHEDULE A hereto, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of the Subject Shares, except as provided by this Agreement (it being understood that any pledge of the Pledged Shares (as defined below) shall not be a breach of this representation). Such Stockholder has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. Such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery of this Agreement by such Stockholder and the performance by such Stockholder of its obligations hereunder have been duly authorized by all necessary action on the part of such Stockholder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought (collectively, the "ENFORCEABILITY EXCEPTIONS").

                  (ii) Neither the execution and delivery of this Agreement nor the performance by such Stockholder of its obligations hereunder will result in a violation of, or a default under, or conflict with, (A) any provision of its certificate of incorporation, bylaws, partnership agreement, limited liability company agreement or similar organizational documents, (B) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind (other than as may relate to the Pledged Shares but subject to the proviso set forth in (iii) below) to which such Stockholder is a party or bound or to which the Subject Shares are subject, except, in the case of clause
         (B) above, as would not prevent, delay or otherwise materially impair such Stockholder's ability to perform its obligations hereunder. Execution, delivery and performance of this Agreement by such Stockholder will not reasonably be expected to violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to such Stockholder or the Subject Shares, except (x) for any reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not reasonably be expected to prevent, delay or otherwise materially impair such Stockholder's ability to perform its obligations hereunder.

                  (iii) The Subject Shares and the certificates representing such Subject Shares are held by such Stockholder free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances


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         whatsoever, except for any such encumbrances arising hereunder or pursuant to the pledge of any Subject Shares by such Stockholder prior to the date hereof to a financial institution or a brokerage firm (the "PLEDGED SHARES"); provided, however, that such Stockholder represents that any such arrangement regarding such Pledged Shares shall not prevent, delay or otherwise materially impair such Stockholder's ability to execute and deliver this Agreement or perform its obligations hereunder and such Stockholder shall use its reasonable efforts to obtain an acknowledgment by the pledgee of the terms of this Agreement and such pledgee's agreement to vote the Pledged Shares (if and to the extent the voting power of the Pledged Shares is being or to be exercised by pledgee) in accordance with SECTION 2 hereof.

                  (iv) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission based upon arrangements made by or on behalf of such Stockholder in connection with its entering into this Agreement. Adams, Harkness & Hill, Inc. is the Company's Investment banker with respect to the Merger.

                  (v) Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

         (b) Parent and Merger Sub represent and warrant to each Stockholder that the execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent and Merger Sub.

         2. Voting Agreements. Each Stockholder severally agrees with, and covenants to, Parent and Merger Sub that, during the Term (as defined in SECTION 8 below) of this Agreement, at any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought, such Stockholder shall, including by executing a written consent solicitation if requested by Parent or Merger Sub, vote (or cause to be voted) the Subject Shares in favor of the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions expressly contemplated by the Merger Agreement. Notwithstanding the foregoing, if at the time of the Company Stockholders' Meeting the Company has accepted a Superior Proposal or the board of directors of the Company has withdrawn, modified or changed its recommendation of the Merger Agreement or the Merger in a manner adverse to Parent, each Stockholder's obligation under this Agreement to vote Subject Shares in favor of or consent to the adoption by the Company of the Merger Agreement and approval of the terms thereof shall be automatically modified so that the number of Subject Shares (other than the Series H Preferred Stock which shall not be affected by this sentence) which such Stockholder shall be so obligated to vote in favor of or consent to such matters shall equal the product of (x) 25% of the number of Depositary Shares issued and outstanding on the record date (the "RECORD DATE") for the Company Stockholders' Meeting and (y) a fraction, the numerator of which is the number of Depositary Shares issued and beneficially owned by such Stockholder on the Record Date and


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the denominator of which is all Depositary Shares issued and beneficially owned
(without duplication) by the Stockholders on the Record Date.

         3. Payment for Subject Shares in Excess of the Offer Price. Each Stockholder severally (and not jointly) hereby agrees that, if the Company is obligated to pay the Termination Fee, then such Stockholder shall pay Parent on demand an amount (such "STOCKHOLDER'S AMOUNT") equal to the product of $3.0 million multiplied by a fraction (such "STOCKHOLDER'S PERCENTAGE"), the numerator of which is the number of Depositary Shares issued and beneficially owned by such Stockholder on the date hereof and the denominator of which is all Depositary Shares issued and beneficially owned (without duplication) by the Stockholders on the date hereof. Each Stockholder severally (and not jointly) hereby agrees to reimburse Parent and Merger Sub for any fees and expenses (including reasonable attorneys fees) incurred by Parent and Merger Sub in connection with any successful litigation, dispute or other attempt to recover such Stockholder's Amount in the event that such Stockholder fails to pay such amount to Parent upon written demand.

         4. Other Covenants. Each Stockholder severally agrees with, and covenants to, Parent and Merger Sub during the Term of this Agreement as follows:

         (a) Such Stockholder shall not after the date hereof (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "TRANSFER"), or consent to any Transfer of, any Subject Shares or any interest therein, except pursuant to the Merger, (ii) enter into any contract, option or other agreement with respect to any Transfer of any or all of the Subject Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Subject Shares, except for this Agreement or (iv) deposit the Subject Shares into a voting trust or enter into a voting agreement or voting arrangement with respect to the Subject Shares; provided, that any such Stockholder may Transfer any of the Subject Shares to any other Stockholder who is on the date hereof a party to this Agreement; provided, further, that the restrictions in this SECTION 4 shall not be deemed violated by any Transfer of Subject Shares pursuant to a cashless exercise of stock options.

         (b) Such Stockholder hereby waives any rights of appraisal, or rights to dissent from the Merger, that such Stockholder may have.

         5. Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such subject Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Stock, or the acquisition of additional Depositary Shares or shares of Common Stock or other voting securities of the Company by any Stockholder, the number of subject shares listed on SCHEDULE A beside the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional Depositary Shares or shares of Common Stock or other voting securities of the Company issued to or acquired by such Stockholder.




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         6.       Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director of the Company makes any agreement or understanding herein in his or her capacity as such director. Each Stockholder signs solely in his or her capacity as the record and beneficial owner of such Stockholder's Subject Shares.

         7. Further Assurances. Each Stockholder shall, upon request of Parent or Merger Sub, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent or Merger Sub to be necessary or desirable to carry out the provisions hereof.

         8. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon (and shall only be effective from the date hereof until) the first to occur of (the "TERM") (i) the Effective Time of the Merger or (ii) the date upon which the Merger Agreement is terminated in accordance with its terms as in effect as of the date hereof; provided, however, that (x) SECTIONS 3 and 9 shall survive any termination of this Agreement and
(y) termination of this Agreement pursuant to Clause (ii) above shall not relieve any party hereto from liability for any willful and knowing breach hereof prior to such termination.

         9.       Miscellaneous.

         (a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to the Company, Parent or Merger Sub, to the appropriate address set forth in Section 10.01 of the Merger Agreement; and (ii) if to a Stockholder, to the appropriate address set forth on SCHEDULE A hereto.

         (b) The descriptive headings contained in this Agreement are included for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (c) This Agreement may be executed and delivered (including by facsimile) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement and shall become effective as to any Stockholder when one or more counterparts have been signed by each of the Company, Parent and Merger Sub and such Stockholder and delivered to the Company, Parent and Merger Sub and such Stockholder.

         (d) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person (other than Parent and Merger Sub) any rights or remedies hereunder.



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         (e)      This Agreement shall be governed by, and construed in
accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         (f) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly provided by SECTION 4(a). Any assignment in violation of the foregoing shall be void.

         (g) As between any Stockholder, Parent and Merger Sub, each of such parties agrees that irreparable damage to the other, non-breaching party would occur and that such non-breaching party would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches by the other party of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which it may be entitled at law or in equity.

         (h) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

         (i) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.




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         IN WITNESS WHEREOF, the Company, Parent, Merger Sub and the
Stockholders party hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                           Medicis Pharmaceutical Corporation,
                                    a Delaware corporation


                           By:    /s/ Mark A. Prygocki, Sr.
                                 -----------------------------------------------
                           Name:  Mark A. Prygocki, Sr.
                                 -----------------------------------------------
                           Title: Executive Vice-President &
                                  Chief Financial Officer


                           MPC Merger Corp., a Delaware corporation


                           By:    /s/ Mark A. Prygocki, Sr.
                                 -----------------------------------------------
                           Name:  Mark A. Prygocki, Sr.
                                 -----------------------------------------------
                           Title: Secretary & Treasurer

                           STOCKHOLDERS:

                           FURMAN SELZ INVESTORS II L.P., a Delaware limited Partnership, FS EMPLOYEE INVESTORS LLC, a
                           Delaware limited liability company, and
                           FS PARALLEL FUND L.P., a Delaware limited partnership
                           BY: FS PRIVATE INVESTMENTS LLC, Manager


                           By:    /s/ James L. Luikart
                                 -----------------------------------------------
                           Name:  James L. Luikart
                                 -----------------------------------------------
                           Title: Managing Member


                           FS ASCENT INVESTMENTS LLC, a Delaware limited liability company
                           BY: FS PRIVATE INVESTMENTS LLC, Manager


                           By:    /s/ James L. Luikart
                                 -----------------------------------------------
                           Name:  James L. Luikart
                                 -----------------------------------------------
                           Title: Managing Member





                        VOTING AGREEMENT SIGNATURE PAGE

                           FS PRIVATE INVESTMENTS LLC, a Delaware limited liability company


                           By:    /s/ James L. Luikart
                                 -----------------------------------------------
                           Name:  James L. Luikart
                                 -----------------------------------------------
                           Title: Managing Member








                        VOTING AGREEMENT SIGNATURE PAGE

                         SCHEDULE A TO VOTING AGREEMENT

--------------------------------------------------------------------------------
STOCKHOLDER                                        DEPOSITARY SHARES HELD
--------------------------------------------------------------------------------
FS Private Investments LLC                         150,000
--------------------------------------------------------------------------------
Furman Selz Investors II L.P.                      6,343,387
--------------------------------------------------------------------------------
FS Employee Investors LLC                          543,670
--------------------------------------------------------------------------------
FS Ascent Investments LLC                          1,862,585
--------------------------------------------------------------------------------
FS Parallel Fund L.P.                              308,604
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
STOCKHOLDER                                        SERIES H PREFERRED STOCK HELD
--------------------------------------------------------------------------------
FS Ascent Investments LLC*                         2,001
--------------------------------------------------------------------------------


*Notwithstanding the fact that FS Ascent Investments LLC is the record holder of all of the shares of Series H Preferred Stock, the shares of Series H Preferred Stock are beneficially owned by the following funds in the stated amounts and the representations and warranties in the agreement to which this is Schedule A are accordingly modified: Furman Selz Investors II L.P., 1,762 shares; FS Employee Investors LLC, 152 shares; FS Parallel Fund L.P., 86 shares; and FS Ascent Investments LLC, 1 share.